UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2014

Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Commercial Metals Company (the “Company”) has entered into Omnibus Amendment No. 2, dated as of August 15, 2014 (the “Amendment”), to the Receivables Sales Agreement, Receivables Purchase Agreement and Performance Undertaking (collectively, the “Agreements”), by and among the Company, as servicer and provider of the Performance Undertaking, certain subsidiaries of the Company parties thereto, as originators, CMC Receivables, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“CMCR”), the conduit purchasers party thereto, the committed purchasers party thereto, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch (“Rabobank”) in its capacity as administrator of the Nieuw Amsterdam Funding Group, BMO Capital Markets Corp. (“BMO”) in its capacity as administrator of the Fairway Funding Group and Wells Fargo Bank, N.A., as a committed purchaser and as administrative agent.

The Amendment extends the termination date of the Receivables Purchase Agreement, dated as of April 5, 2011, by and among the Company, CMCR, certain purchasers and Wells Fargo Bank, N.A., as administrative agent for the purchasers, as amended (the “RPA”), as described below, and updates and modifies certain provisions of all three of the Agreements to reflect the assignment by The Bank of Nova Scotia and Liberty Street Funding LLC to Rabobank, BMO and the members of their respective Funding Groups, as applicable, and to make the changes described below, in each case as more fully described in the Amendment.

The Amendment modifies the RPA in order to (i) modify the definition of “Facility Termination Date” to mean the earlier of (a) August 15, 2017 and (b) the Amortization Date, (ii) update certain financial covenants, amortization events, reporting requirements and related definitions to be consistent with corresponding provisions in the Senior Credit Agreement, (iii) allow for the replacement of a Defaulting Purchaser by the Administrative Agent and the Company, (iv) modify the definition of “Eligible Receivable” to permit up to (and including) 2% of the aggregate Outstanding Balance of all Receivables to be Foreign Receivables, (v) modify the definition of “Purchase Limit” to provide for an increase of the Purchase Limit from $200,000,000 to $300,000,000 upon the satisfaction of certain conditions specified therein and (vi) modify certain other provisions related to taxes, indemnities, increased costs, yield, funding costs and broken funding costs in connection with the RPA, in each case as more fully described in the Amendment.

Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings assigned to such terms in the RPA, a copy of which was filed as Exhibit 10.4 to the Company’s Form 10-Q for the quarterly period ended February 28, 2011, as amended by Amendment No. 1 to the Receivables Purchase Agreement, dated December 28, 2011, by and among the Company, CMCR, Wells Fargo Bank, N.A., The Bank of Nova Scotia and Liberty Street Funding LLC, a copy of which was filed as Exhibit 10.2 to the Company’s Form 8-K filed January 3, 2012, Omnibus Amendment No. 1 (Amendment No. 2 to Receivables Sale Agreement, Amendment No. 2 to Receivables Purchase Agreement, and Amendment No. 2 to Performance Undertaking), dated May 3, 2013, by and among the Company, individually and as provider of the Performance Undertaking, CMC Cometals Processing, Inc., Howell Metal Company, Structural Metals, Inc., CMC Steel Fabricators, Inc., SMI Steel LLC, SMI-Owen Steel Company, Inc., Owen Electric Steel Company of South Carolina, AHT, Inc., CMCR, Liberty Street Funding LLC, The Bank of Nova Scotia, individually and in its capacity as administrator of the Liberty Street Funding Group, and Wells Fargo Bank, N.A., individually and as administrative agent, a copy of which was filed as Exhibit 10.3 to the Company’s Form 10-Q for the quarter ended May 31, 2013, and the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 20, 2014, the board of directors (the “Board”) of the Company, pursuant to applicable provisions of the Company’s Restated Certificate of Incorporation, as amended, and Second Amended and Restated Bylaws, voted to increase the size of the Board from ten persons to 11 persons. In addition, the Board appointed Vicki L. Avril to fill the newly created vacancy on the Board and to serve as a Class I director of the Company, effective as of August 20, 2014. As such, Ms. Avril will stand for re-election at the Company’s 2017 annual meeting of stockholders. The Board appointed Ms. Avril to serve on the Audit Committee of the Board.

From 2008 to 2013, Ms. Avril served as President and Chief Executive Officer of IPSCO Tubulars, Inc. Ms. Avril served in various capacities at IPSCO Inc. from 2004 to 2007, including Senior Vice President, IPSCO Tubular Operations, Senior Vice President and Chief Financial Officer, and she served as Senior Vice President and Chief Financial Officer of Wallace Computer Services, Inc. from 2001 to 2003. Prior thereto, Ms. Avril served in a variety of roles at Inland Steel Industries Inc. from 1976 to 1998 before being named Vice President Finance and Chief Financial Officer in 1998. Ms. Avril currently serves as director of Greif, Inc. and Global Brass and Copper Holdings, Inc.

As compensation for her service on the Board, Ms. Avril will receive the Company’s standard compensation for non-employee directors. There are no arrangements or understandings between Ms. Avril and any other persons pursuant to which Ms. Avril was named a director of the Company. Ms. Avril does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Ms. Avril does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Omnibus Amendment No. 2, dated as of August 15, 2014, to the Receivables Sales Agreement, Receivables Purchase Agreement and Performance Undertaking, by and among the Company, as servicer and provider of the Performance Undertaking, certain subsidiaries of the Company parties thereto, as originators, CMC Receivables, Inc., the conduit purchasers party thereto, the committed purchasers party thereto, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch in its capacity as administrator of the Nieuw Amsterdam Funding Group, BMO Capital Markets Corp. in its capacity as administrator of the Fairway Funding Group and Wells Fargo Bank, N.A., as a committed purchaser and as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: August 21, 2014	By:	/s/ Paul K. Kirkpatrick
		Name:	Paul K. Kirkpatrick
		Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Omnibus Amendment No. 2, dated as of August 15, 2014, to the Receivables Sales Agreement, Receivables Purchase Agreement and Performance Undertaking, by and among the Company, as servicer and provider of the Performance Undertaking, certain subsidiaries of the Company parties thereto , as originators, CMC Receivables, Inc., the conduit purchasers party thereto, the committed purchasers party thereto, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch in its capacity as administrator of the Nieuw Amsterdam Funding Group, BMO Capital Markets Corp. in its capacity as administrator of the Fairway Funding Group and Wells Fargo Bank, N.A., as a committed purchaser and as administrative agent.